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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this Registration Statement on Form S-1 of our report dated October 25, 1995, on our audits of the consolidated financial statements of Sterling Chemicals, Inc. We also consent to the reference to our Firm under the caption "Experts."

COOPERS & LYBRAND L.L.P.
Houston, Texas
May 21, 1996